UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 2, 2018

INTEGRATED VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55681	82-1725385
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

73 Buck Road, Suite 2, Huntingdon Valley, PA	19006
(Address of principal executive offices)	(Zip Code)

215-613-1111

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CRF 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Asset Purchase Agreement

On August 2, 2018 (the “Closing Date”), Integrated Ventures, Inc., a Nevada corporation, (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with Secure Hosting LLC, a Florida limited liability company (the “Seller”) for the purchase of certain assets of the Seller consisting of 182 cryptocurrency mining machines (the “Equipment”).

As consideration for the purchase of the Equipment, the Company issued 38,019 restricted shares of its Series B Convertible Preferred Stock, par value of $0.001 per share (the “Shares”), valued at an aggregate of $3,231,615, which were placed in escrow to be released immediately upon confirmation of delivery of the Equipment. Each Share is convertible into 100 shares of the Company’s common stock, par value $0.001 (“Common Stock”) at any time, subject to the terms of the Certificate of Designation for the Shares, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company issued the Shares pursuant to Section 4(a)(2) and/or Regulation D of the Securities Act of 1933, as amended.

The Agreement contains customary representations and warranties and covenants as of the Closing Date, including, without limitation, that the Equipment is (i) in good condition, (ii) free of all liens, (iii) not subject to any intellectual property rights other than software used in the Equipment and (iv) covered by certain manufacturer warranties.

Other than with respect to the foregoing, there is no relationship between the Company, including its affiliates and the Seller.

THE FOREGOING DESCRIPTION OF THE AGREEMENT DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE AGREEMENT THAT IS FILED AS EXHIBIT 10.1 TO THIS CURRENT REPORT ON FORM 8-K AND IS INCORPORATED HEREIN BY REFERENCE.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information under Item 1.01 above is incorporated by reference into this Item 2.01, and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 2.01 by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The information under Item 1.01 above is incorporated by reference into this Item 3.02, and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 3.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The financial statements of Seller required by Rule 8-04 of Regulation S-X in connection will be filed by amendment to this Current Report on Form 8-K.

(b) Pro Forma Financial Information. The pro forma financial information required by Rule 8-05 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K.

(d) Exhibits.

Exhibit Number	Description of Exhibit	Location

3.1	Certificate of Designation of the Series B Convertible Preferred Stock	Incorporated by reference to the Company’s Annual Report on Form 10-K filed with the commission on September 14, 2017.

10.1	Asset Purchase Agreement, dated August 2, 2018, between the Company and Secure Hosting LLC.	Filed Herewith.

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SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Ventures, Inc.

Dated: August 8, 2018	By:	/s/ Steve Rubakh
	Name:	Steve Rubakh
	Title:	Chief Executive Officer

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